Exhibit 32.1

         CERTIFICATION REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

         In connection with the Quarterly Report of Anagram Plus, Inc. (the Company) on Form 10-QSB for the quarter ended June 30, 2003 filed with the Securities and Exchange Commission (the "Report"), I, Paul Michelin, President, Chief Executive Offer and Chief Financial Officer/Principal Accounting Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated result of operations of the Company for the period presented.

Dated: January 15, 2004


                                            /s/ Paul Michelin
                                           -------------------------------------
                                           Paul Michelin
                                           President, Chief Executive Officer
                                           and Chief Financial Officer/Principal
                                           Accounting Officer